usbank

For Bank Use Only	(iewed by
Due JANUARY 20, 2013	
Customer # 3310020737	Loan # 34

INSTALLMENT OR SINGLE PAYMENT NOTE

$ 1,200,000.00 JANUARY 20, 2010

FOR VALUE RECEIVED, the undersigned borrower (the "Borrower"), promises to pay to the order of U.S. BANK N.A. (the "Bank"), the principal sum of ONE MILLION TWO HUNDRED THOUSAND AND NO/100 Dollars ($ 1,200,000.00) (the "Loan Amount").

1. **Terms for Advance(s). [Choose One:]**

[X] **Single Advance.**

[ ] **Multiple Advances.** Prior to n/a or the earlier termination hereof, the Borrower may obtain advances from the Bank under this Installment or Single Payment Note (the "Note") in an aggregate amount not exceeding the Loan Amount. Although this Note is expressed as payable in the full Loan Amount, the Borrower will be obligated to pay only the amounts actually disbursed hereunder, together with accrued interest on the outstanding balance at the rates and on the dates specified therein and such other charges provided for herein.

2. **Interest.**
The unpaid principal balance will bear interest at an annual rate of 4.950%.

3. **Payment Schedule.**
Principal and interest are payable in 35 installments of $16,935.00 each, beginning FEBRUARY 20, 2010, and on the same date of each consecutive month thereafter (except that if a given month does not have such a date, the last day of such month), plus a final payment equal to all unpaid principal and accrued interest on JANUARY 20, 2013, the maturity date.

4. **Closing Fee.** [ ] If checked here, the Borrower will pay the Bank a one-time closing fee of $ n/a contemporaneously with execution of this Note. This fee is in addition to all other fees, expenses and other amounts due hereunder.

5. **Late Payment Fee.** Subject to applicable law, if any payment is not made on or before its due date, the Bank may collect a delinquency charge of 5.00 % of the unpaid amount. Collection of the late payment fee shall not be deemed to be a waiver of the Bank's right to declare a default hereunder.

6. **Calculation of Interest.** Interest will be computed for the actual number of days principal is unpaid, using a daily factor obtained by dividing the stated interest rate by 360.

7. **Default Interest Rate.** Notwithstanding any provision of this Note to the contrary, upon any default or at any time during the continuation thereof (including failure to pay upon maturity), the Bank may, at its option and subject to applicable law, increase the interest rate on this Note to a rate of 5% per annum plus the interest rate otherwise payable hereunder. Notwithstanding the foregoing and subject to applicable law, upon the occurrence of a default by the Borrower or any guarantor involving bankruptcy, insolvency, receivership proceedings or an assignment for the benefit of creditors, the interest rate on this Note shall automatically increase to a rate of 5% per annum plus the rate otherwise payable hereunder.

8. **Maximum Rate.** In no event will the interest rate hereunder exceed that permitted by applicable law. If any interest or other charge is finally determined by a court of competent jurisdiction to exceed the maximum amount permitted by law, the interest or charge shall be reduced to the maximum permitted by law, and the Bank may credit any excess amount previously collected against the balance due or refund the amount to the Borrower.

9. **Additional Terms.** This Note may be prepaid in full or in par[illegible] at any time without indemnity. Prepayments [illegible] less than all the outstanding [illegible]incipal amount of this Note shall be applied upon p[illegible]cipal payments in the inverse o[illegible]der of their maturities.

10. **Financial Information .** The Borrower will (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; (ii) provide the Bank with such information concerning its business affairs and financial condition (including insurance coverage) as the Bank may reasonably request; and (iii) without request, provide the Bank with annual financial statements prepared by an accounting firm acceptable to the Bank within 120 days of the end of each fiscal year.

11. **Credit Balances; Setoff.** As additional security for the payment of the obligations described in this Note or any document securing or related to the loan evidenced by this Note (collectively the "**Loan Documents**") and any other obligations of the Borrower to the Bank of any nature whatsoever (collectively the "**Obligations**"), the Borrower hereby grants to the Bank a security interest in, a lien on and an express contractual right to set off against all depository account balances, cash and any other property of the Borrower now or hereafter in the possession of the Bank and the right to refuse to allow withdrawals from any account (collectively "**Setoff**"). The Bank may, at any time upon the occurrence of a default hereunder (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower and the Bank) Setoff against the Obligations **whether or not the Obligations (including future installments) are then due or have been accelerated, all without any advance or contemporaneous notice or demand of any kind to the Borrower, such notice and demand being expressly waived.**

12. **Advances and Paying Procedure.** The Bank is authorized and directed to credit any of the Borrower's accounts with the Bank (or to the account the Borrower designates in writing) for all loans made hereunder, and the Bank is authorized to debit such account or any other account of the Borrower with the Bank for the amount of any principal, interest or expenses due under the Note or other amount due hereunder on the due date with respect thereto. Payments due under the Note and other Loan Documents will be made in lawful money of the United States. All payments may be applied by the Bank to principal, interest and other amounts due under the Loan Documents in any order which the Bank elects. If, upon any request by the Borrower to the Bank to issue a wire transfer, there is an inconsistency between the name of the recipient of the wire and its identification number as specified by the Borrower, the Bank may, without liability, transmit the payment via wire based solely upon the identification number.

13. **Defaults. Notwithstanding any cure periods described below, the Borrower shall immediately notify the Bank in writing when the Borrower obtains knowledge of the occurrence of any default specified below.** Regardless of whether the Borrower has given the required notice, the occurrence of one or more of the following shall constitute a default:

(a) **Nonpayment.** The Borrower shall fail to pay (i) any interest due on this Note or any fees, charges, costs or expenses under the Loan Documents by 5 days after the same becomes due; or (ii) any principal amount of this Note when due.

(b) **Nonperformance.** The Borrower or any guarantor of the Borrower's Obligations to the Bank (**"Guarantor"**) shall fail to perform or observe any agreement, term, provision, condition, or covenant (other than a default occurring under (a), (c), (d), (e), (f) or (g) of this paragraph 13) required to be performed or observed by the Borrower or any Guarantor hereunder or under any other Loan Document or other agreement with or in favor of the Bank.

(c) **Misrepresentation.** Any financial information, statement, certificate, representation or warranty given to the Bank by the Borrower or any Guarantor (or any of their representatives) in connection with entering into this Note or the other Loan Documents and/or any borrowing thereunder, or required to be furnished under the terms thereof, shall prove untrue or misleading in any material respect (as determined by the Bank in the exercise of its judgment) as of the time when given.

(d) **Default on Other Obligations.** The Borrower or any Guarantor shall be in default under the terms of any loan agreement, promissory note, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any indebtedness owing by the Borrower or any Guarantor to the Bank or any indebtedness in excess of $10,000 owing by the Borrower to any third party, and the period of grace, if any, to cure said default shall have passed.

(e) **Judgments.** Any judgment shall be obtained against the Borrower or any Guarantor which, together with all other outstanding unsatisfied judgments against the Borrower (or such Guarantor), shall exceed the sum of $10,000 and shall remain unvacated, unbonded or unstayed for a period of 30 days following the date of entry thereof.

(f) **Inability to Perform; Bankruptcy/Insolvency.** (i) The Borrower or any Guarantor shall die or cease to exist; or (ii) any Guarantor shall attempt to revoke any guaranty of the Obligations described herein, or any guaranty becomes unenforceable in whole or in part for any reason; or (iii) any bankruptcy, insolvency or receivership proceedings, or an assignment for the benefit of creditors, shall be commenced under any Federal or state law by or against the Borrower or any Guarantor; or (iv) the Borrower or any Guarantor shall become the subject of any out-of-court settlement with its creditors; or (v) the Borrower or any Guarantor is unable or admits in writing its inability to pay its debts as they mature; or (vi) if the Borrower is a limited liability company, any member thereof shall withdraw or otherwise become disassociated from the Borrower.

(g) **Adverse Change; Insecurity.** (i) There is a material adverse change in the business, properties, financial condition or affairs of the Borrower or any Guarantor, or in any collateral securing the Obligations; or (ii) the Bank in good faith deems itself insecure.

14. **Termination of Loans; Additional Bank Rights.** Upon the occurrence of any of the events identified in paragraph 13, the Bank may at any time (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower

and the Bank) (i) immediately terminate [illegible] obligation, if any, to make additional loans to the Borrower; (ii) Setoff; and/or (iii) take such other steps to protect or preserve the Bank's interest in any collateral, including without limitation, notifying account debtors to make payments directly to the Bank, advancing funds to protect any collateral and insuring collateral at the Borrower's expense; all without demand or notice of any kind, all of which are hereby waived.

15. **Acceleration of Obligations.** Upon the occurrence of any of the events identified in paragraph 13(a) through 13(e) and 13(g), and the passage of any applicable cure periods, the Bank may at any time thereafter, by written notice to the Borrower, declare the unpaid principal balance of any Obligations, together with the interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, to be immediately due and payable; and the unpaid balance shall thereupon be due and payable, all without presentation, demand, protest or further notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. Upon the occurrence of any event under paragraph 13(f), the unpaid principal balance of any Obligations, together with all interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, shall thereupon be immediately due and payable, all without presentation, demand, protest or notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. **Nothing contained in paragraph 13 or 14 or this paragraph shall limit the Bank's right to Setoff as provided in this Note.**

16. **Collateral.** This Note is secured by any and all security interests, pledges, mortgages/deeds of trust (except any mortgage/deed of trust expressly limited by its terms to a specific obligation of Borrower to Bank) or liens now or hereafter in existence granted to the Bank to secure indebtedness of the Borrower to the Bank (unless prohibited by law), including, without limitation, as described in the following documents: Security Agreement dated 01/20/10

17. **Guaranties.** This Note is guarantied by each and every guaranty now or hereafter in existance guarantying the indebtedness of the Borrower to the Bank (except for any guaranty expressly limited by its terms to a specific separate obligation of Borrower to the Bank) including, without limitation, the following:

Mark Dale Hettinger Jerri D Hettinger
Daryl O Martinson

18. **Additional Bank Rights.** Without affecting the liability of any Borrower, endorser, surety or guarantor, the Bank may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note, or agree not to sue any party liable on it.

19. **Warranties.** The Borrower makes the following warranties: (A) This Note and the other Loan Documents are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms. (B) The execution, delivery and performance of this Note and all other Loan Documents to which the Borrower is a party (i) are within the borrower's power; (ii) have been duly authorized by all appropriate entity action; (iii) do not require the approval of any governmental agency; and (iv) will not violate any law, agreement or restriction by which the Borrower is bound. (C) If the Borrower is not an individual, the Borrower is validly existing and in good standing under the laws of its state of organization, has all requisite power and authority and possesses all licenses necessary to conduct its business and own its properties.

20. **Waivers; Relationship to Other Documents.** All Borrowers, endorsers, sureties and guarantors waive presentment, protest, demand, and notice of dishonor. No delay on the part of the Bank in exercising any right, power or privilege hereunder or under any of the other Loan Documents will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. The warranties, covenants and other obligations of the Borrower (and rights and remedies of the Bank) in this Note and all related documents are intended to be cumulative and to supplement each other.

21. **Expenses and Attorneys' Fees.** Upon demand, the Borrower will immediately reimburse the Bank and any participant in the Obligations ("**Participant**") for all attorneys' fees and all other costs, fees and out-of-pocket disbursements incurred by the Bank or any Participant in connection with the preparation, execution, delivery, administration, defense and enforcement of this Note or any of the other Loan Documents, including attorneys' fees and all other costs and fees (a) incurred before or after commencement of litigation or at trial, on appeal or in any other proceeding, (b) incurred in any bankruptcy proceeding and (c) related to any waivers or amendments with respect thereto (examples of costs and fees include but are not limited to fees and costs for: filing, perfecting or confirming the priority of the Bank's lien, title searches or insurance, appraisals, environmental audits and other reviews related to the Borrower, any collateral or the loans, if requested by the Bank). The Borrower will also reimburse the Bank and any Participant for all costs of collection before and after judgment, and the costs of preservation and/or liquidation of any collateral.

22. **Applicable Law and Jurisdiction; Interpretation; Joint Liability; Severability.** This Note and all other Loan Documents shall be governed by and interpreted in accordance with the internal laws of the State of South Dakota, except to the extent superseded by Federal law. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF THE BANK'S BRANCH WHERE THE LOAN WAS ORIGINATED, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS NOTE, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Bank's rights to serve process in any manner permitted by law, or limit the Bank's right to bring proceedings against the Borrower in the competent courts of any other jurisdiction or jurisdictions. This Note, the other Loan Documents and any amendments hereto (regardless of when executed) will be deemed effective and accepted only upon the Bank's receipt of the executed originals thereof. If there is more than one Borrower, the liability of the Borrowers shall be joint and several, and the reference to "Borrower" shall be deemed to refer to all Borrowers. Invalidity of any provision of this Note shall not affect the validity of any other provision.

23. **Successors.** The rights, option[illegible] [illegible]wers and remedies granted in this Note and [illegible] other Loan Documents shall be binding upon the Borrower and the Bank and the[illegible] respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank, including without limitation any purchaser of any or all of the rights and obligations of the Bank under the Note and the other Loan Documents. The Borrower may not assign its rights or obligations under this Note or any other Loan Documents without the prior written consent of the Bank.

24. **Disclosure.** The Bank may, in connection with any sale or potential sale of all or any interest in the Note and other Loan Documents, disclose any financial information the Bank may have concerning the Borrower to any purchaser or potential purchaser. From time to time, the Bank may, in its discretion and without obligation to the Borrower, any Guarantor or any other third party, disclose information about the Borrower and this loan to any Guarantor, surety or other accommodation party. This provision does not obligate the Bank to supply any information or release the Borrower from its obligation to provide such information, and the Borrower agrees to keep all Guarantors, sureties or other accommodation parties advised of its financial condition and other matters which may be relevant to their obligations to the Bank.

25. **Copies; Entire Agreement; Modification.** The Borrower hereby acknowledges the receipt of a copy of this Note and all other Loan Documents. This Note is a "transferable record" as defined in applicable law relating to electronic transactions. Therefore, the holder of this Note may, on behalf of Borrower, create a microfilm or optical disk or other electronic image of this Note that is an authoritative copy as defined in such law. The holder of this Note may store the authoritative copy of such Note in its electronic form and then destroy the paper original as part of the holder's normal business practices. The holder, on its own behalf, may control and transfer such authoritative copy as permitted by such law.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING, EXPRESSING CONSIDERATION AND SIGNED BY THE PARTIES ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. THE TERMS OF THIS AGREEMENT MAY ONLY BE CHANGED BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE SHALL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN BORROWER AND THE BANK. A MODIFICATION OF ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN BORROWER AND THE BANK, WHICH OCCURS AFTER RECEIPT BY BORROWER OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT. ORAL OR IMPLIED MODIFICATIONS TO SUCH CREDIT AGREEMENTS ARE NOT ENFORCEABLE AND SHOULD NOT BE RELIED UPON.

26. **Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, THE BORROWER AND THE BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. THE BORROWER AND THE BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.**

27. **Attachments. All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Installment or Single Payment Note, are hereby expressly incorporated by reference.**

(Individual Borrower)

____

Borrower Name N/A

____

Borrower Name N/A

High Plains Gas, LLC
Borrower Name (Organization)

a Wyoming limited liability company

By: [signature]

Name and Title Mark Dale Hettinger, Member

By: [signature]

Name and Title Daryl D Martinson, Member

Borrower Address: 4700 Nordgaard Ave, Gillette, WY 82716

Borrower Telephone No.: ________________

ADDENDUM TO INSTALLMENT OR SINGLE PAYMENT NOTE

This Addendum is made part of the Installment or Single Payment Note (the "Agreement") made and entered into by and between the undersigned borrower (the "Borrower") and the undersigned bank (the "Bank") as of the date identified below. The warranties, covenants and other terms described below are hereby added to the Agreement.

Financial Information. This provision replaces in its entirety the provision of the Note titled "Financial Information". For any Borrower who does not have a separate fiscal year end for tax reporting purposes, the fiscal year will be deemed to be the calendar year. Borrower will (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; (ii) provide Bank with such information concerning its business affairs and financial condition (including insurance coverage) as Bank may reasonably request; and (iii) without request, provide Bank with the following financial information or reports:

Copies of filed tax returns for each fiscal year within 120 days of the end of each fiscal year (or, upon providing to Bank evidence of extension of the filing deadline, within 30 days after the extended filing deadline for such returns).

Dated as of January 20, 2010

(Individual)

____
Borrower Name n/a

____
Borrower Name n/a

(Non-Individual)

High Plains Gas, LLC
a/an Wyoming limited liability company

By: [signature]
Name and Title Mark Dale Hettinger, Member

By: [signature]
Name and Title Daryl O Martinson, Member

Agreed to:
U.S. BANK N.A.

By: [signature]
Name and Title William P Gartland, Vice President

usbank.

High Plains Gas

For Bank Use Only	[ ]ewed by
Due OCTOBER 31, 2010	
Customer # 3310020737 Loan # 26	

AMENDMENT TO NOTE

This amendment (the "**Amendment**"), dated as of the date specified below, is by and between the borrower (the "**Borrower**") and the bank (the "**Bank**") identified below.

RECITALS

A. The Borrower has executed a Note (the "**Note**"), payable to the Bank dated JANUARY 20, 2010, and as amended and replaced from time to time, and the Borrower (and if applicable, certain third parties) have executed the collateral documents which may or may not be identified in the Note and certain other related documents (collectively the "**Loan Documents**"), setting forth the terms and conditions upon which the Borrower may obtain loans from the Bank from time to time in the stated amount of $ 200,000.00, as may be amended from time to time.

B. The Borrower has requested that the Bank permit certain modifications to the Note as described below.

C. The Bank has agreed to such modifications, but only upon the terms and conditions outlined in this Amendment.

AGREEMENT

In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Borrower and the Bank agree as follows:

☒ **Change in Payment Schedule.** If checked here, effective upon the date of this Amendment, any payment terms are amended as follows:

Interest is payable beginning AUGUST 31, 2010, and on the same date of each consecutive month thereafter (except that if a given month does not have such a date, the last day of such month), plus a final interest payment with the final payment of principal.

Principal is payable on OCTOBER 31, 2010.

☐ **Change in Late Payment Fee.** If checked here, subject to applicable law, if any payment is not made on or before its due date, the Bank may collect a delinquency charge of ________% of the unpaid amount. Collection of the late payment fee shall not be deemed to be a waiver of the Bank's right to declare a default hereunder.

☐ **Change in Closing Fee.** If checked here and subject to applicable law, the Borrower will pay the Bank a closing fee of $ ____________ (apart from any prior closing fee) contemporaneously with the execution of this Amendment. This fee is in addition to all other fees, expenses and other amounts due hereunder.

☒ **Change in Maturity Date.** If checked here, any references in the Note to the maturity date or date of final payment are hereby deleted and replaced with " OCTOBER 31, 2010 ".

☐ **Change in Maximum Loan Amount.** If checked here, all references in the Note (whether or not numerically) to the maximum loan amount are hereby deleted and replaced with "$ ____________________", which evidences an additional $ ____________________ available to be advanced subject to the terms and conditions of the Note.

☐ **Temporary Increase in Lc amount.** If checked here, notwithstanding the cipal amount of the Note, the principal amount that may be borrowed thereunder shall increase from $________________ to $________________ effective ________________ through ________________ annually. On ________________ through ________________ annually, the principal amount that may be borrowed thereunder shall revert to $________________ and any loans outstanding in excess of that amount will be immediately due and payable without further demand by the Bank.

☐ **Change in Multiple Advance Termination Date.** If checked here, all references in the Note to the termination date for multiple advances are hereby deleted and replaced with "________________".

☐ **Change in Paid-In-Full Period.** If checked here, all revolving loans under the Note must be paid in full for a period of at least ________ consecutive days during each fiscal year. Any previous Paid-In-Full provision is hereby replaced with this provision.

Default Interest Rate. Notwithstanding any provision of this Note to the contrary, upon any default or at any time during the continuation thereof (including failure to pay upon maturity), the Bank may, at its option and subject to applicable law, increase the interest rate on this Note to a rate of 5% per annum plus the interest rate otherwise payable hereunder. Notwithstanding the foregoing and subject to applicable law, upon the occurrence of a default by the Borrower or any guarantor involving bankruptcy, insolvency, receivership proceedings or an assignment for the benefit of creditors, the interest rate on this Note shall automatically increase to a rate of 5% per annum plus the rate otherwise payable hereunder.

Effectiveness of Prior Documents. Except as specifically amended hereby, the Note and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. All warranties and representations contained in the Note and the other Loan Documents are hereby reconfirmed as of the date hereof. All collateral previously provided to secure the Note continues as security, and all guaranties guaranteeing the Note remain in full force and effect. This is an amendment, not a novation.

Preconditions to Effectiveness. This Amendment shall only become effective upon execution by the Borrower and the Bank, and approval by any other third party required by the Bank.

No Waiver of Defaults; Warranties. This Amendment shall not be construed as or be deemed to be a waiver by the Bank of existing defaults by the Borrower, whether known or undiscovered. All agreements, representations and warranties made herein shall survive the execution of this Amendment.

Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be considered an original, but when taken together shall constitute one document.

Authorization. The Borrower represents and warrants that the execution, delivery and performance of this Amendment and the documents referenced herein are within the authority of the Borrower and have been duly authorized by all necessary action.

Transferable Record. The note, as amended, is a "transferable record" as defined in applicable law relating to electronic transactions. Therefore, the holder of the note, as amended, may, on behalf of Borrower, create a microfilm or optical disk or other electronic image of the note, as amended, that is an authoritative copy as defined in such law. The holder of the note, as amended, may store the authoritative copy of such note, as amended, in its electronic form and then destroy the paper original as part of the holder's normal business practices. The holder, on its own behalf, may control and transfer such authoritative copy as permitted by such law.

Attachments. All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Amendment, are hereby expressly incorporated herein by reference.

Dated as of: JULY 31, 2010.

(Individual Borrower)

____

Borrower Name N/A

____

Borrower Name N/A

High Plains Gas, LLC
Borrower Name (Organization)

a Wyoming limited liability company

By: [signature]

Name and Title: Mark Dale Hettinger
Member

By: ________________________

Name and Title: ________________________

Agreed to:

U.S. BANK N.A. (Bank)

By: [signature]

Name and Title: William P Gartland
Vice President

usbank

CONTINUING GUARANTY (Unlimited)

1. **Guarantee.** For value received, and to induce U.S. BANK N.A. (the "Bank") to extend or continue credit or other financial accommodations now or in the future to High Plains Gas, LLC (the "Borrower"), the undersigned (the "**Guarantor**") hereby absolutely and unconditionally jointly and severally guarantees prompt payment of and promises to pay or cause to be paid to the Bank the Obligations (as hereinafter defined), whether or not the Obligations are valid and enforceable against the Borrower, whenever the Obligations become due, whether on demand, at maturity or by reason of acceleration, or at the time the Borrower or the Guarantor shall become the subject of any bankruptcy or insolvency proceeding.

As used herein, the term "**Obligations**" shall mean all loans, drafts, overdrafts, checks, notes and all other debts, liabilities and obligations of every kind owing by the Borrower to the Bank, whether direct or indirect, absolute or contingent, liquidated or unliquidated whether of the same or a different nature and whether existing now or in the future, including interest thereon and all costs, expenses and reasonable attorneys' fees (including fees of inside counsel) paid or incurred by the Bank at any time before or after judgment in attempting to collect any of the foregoing, to realize on any collateral securing any of the foregoing or this Guaranty, and to enforce this Guaranty. The definition of "Obligations" also includes the amount of any payments made to the Bank or another on behalf of the Borrower (including payments resulting from liquidation of collateral) which are recovered from the Bank by a trustee, receiver, creditor or other party pursuant to applicable Federal or state law (the "**Surrendered Payments**"). In the event that the Bank makes any Surrendered Payments (including pursuant to a negotiated settlement), the Surrendered Payments shall immediately be reinstated as Obligations, regardless of whether the Bank has surrendered or cancelled this Guaranty prior to returning the Surrendered Payments.

2. **Consent to Bank Actions; No Discharge.** The Guarantor agrees that the Bank does not have to take any steps whatsoever to realize upon any collateral securing the Obligations, or to proceed against the Borrower or any other guarantor or surety for the Obligations either before or after proceeding against the Guarantor; and the Guarantor waives any claim of marshalling of assets against the Bank or any collateral. The Guarantor also agrees that the Bank may do or refrain from doing any of the following without notice to, or the consent of, the Guarantor, without reducing or discharging the Guarantor's liability under this Guaranty: (i) renew, amend, modify, extend or release any existing or future Obligations (including making additional advances, or changing the interest rate or amount, time or manner of payment of any Obligations), and make additional extensions of credit to the Borrower (which will become additional Obligations), regardless of when such modifications or additional extensions of credit are made, and regardless of whether they are similar to or different from any other Obligations; (ii) amend, supplement and waive compliance with any of the provisions of documents evidencing or related to any of the Obligations; (iii) settle, modify, release, compromise or subordinate any Obligation, any collateral securing any Obligation or this Guaranty, or the liability of any other party responsible for payment of any Obligation; and (iv) accept partial payments, and apply any payments and all other amounts received from the Borrower, from liquidation of any collateral or from any other guarantor to the Obligations (or any other amounts due to the Bank) in any manner that the Bank elects. The Guarantor also expressly agrees that the Guarantor's liability will not be reduced or discharged by the Bank's failure or delay in perfecting (or to continue perfection of) any security interest, mortgage or other lien on any collateral securing the Obligations or this Guaranty, or to protect the value or condition of any such collateral. **THE GUARANTOR SPECIFICALLY ACKNOWLEDGES THAT THIS GUARANTY COVERS ALL EXISTING AND FUTURE OBLIGATIONS OF THE BORROWER TO THE BANK REGARDLESS OF THE AMOUNT OF THOSE OBLIGATIONS; THAT THE BANK CAN MAKE ADDITIONAL EXTENSIONS OF CREDIT TO THE BORROWER WITHOUT NOTIFYING THE GUARANTOR; AND THAT THE BANK CAN DEMAND PAYMENT FROM AND IMPOSE LIABILITY ON THE GUARANTOR WITHOUT FIRST TRYING TO COLLECT FROM THE BORROWER OR ANY OTHER GUARANTOR.**

3. **Waivers.** The Guarantor expressly waives all rights of setoff and counterclaims, as well as diligence in collection or prosecution, presentment, demand of payment or performance, protest, notice of dishonor, nonpayment or nonperformance of any Obligation. The Guarantor also expressly waives notice of acceptance of this Guaranty, and the right to receive all other notices and demands of any kind relating to the Obligations or this Guaranty. The Guarantor agrees that any right of subrogation as to payment or enforcement of any security interest securing the Obligations shall not be enforceable by any Guarantor until the Bank is paid in full. In addition to, and not in substitution or lieu of, all of the other waivers and releases contained herein from the Guarantor, Guarantor hereby specifically, unconditionally and jointly and severally waives any and all defenses predicated upon: (i) change of ownership of any collateral covered by any mortgage, deed of trust or security agreement or other security instrument securing the Obligations; (ii) acquiring additional collateral; (iii) substitution of different collateral in exchange or exchanges for part or parts of any original collateral; (iv) sale or other disposition, either in whole or in part, of any collateral for the Obligations, without notice to the Guarantor unless otherwise required by applicable law; (v) the fact that there may be persons other than the Guarantor solvent and responsible for the payment of the Obligations; (vi) release, death, dissolution, liquidation or termination of the existence of the Borrower or any other guarantor; (vii) an election of remedies; or (viii) any other defenses based on suretyship or impairment of collateral.

4. **Financial Information.** The Guarantor warrants that all financial information previously provided to the Bank was accurate when given, and that no material adverse change has occurred in the Guarantor's financial status since such information was given to the Bank. The Guarantor agrees to provide to the Bank from time to time upon request any information regarding the Guarantor's financial condition which the Bank reasonably requests; and without request, the Guarantor will provide annual financial statements in form and content satisfactory to the Bank within 60 days of the end of each year.

5. **Borrower's Financial Condition.** The Guarantor warrants and represents to the Bank that (i) the Guarantor is sufficiently knowledgeable and experienced in financial and business matters to evaluate and understand the risks assumed in connection with the execution of this Guaranty; (ii) the Guarantor has had the opportunity to examine the records, reports, financial statements, and other information relating to the financial condition of the Borrower; (iii) the Guarantor has relied solely upon investigations of the Borrower's financial condition conducted by the Guarantor or the Guarantor's authorized representative in deciding to execute this Guaranty; and (iv) the Guarantor, or its authorized representative, shall continue to independently review, monitor and investigate the financial condition of the Borrower while this Guaranty is in effect. **The Guarantor specifically relieves the Bank of any duty, obligation or responsibility of any nature whatsoever to advise the Guarantor of any change in the Borrower's financial condition.**

6. **Collateral; Setoff.** The Guarantor grants to the Bank a security interest in all property in which the Guarantor has an ownership interest which is now or in the future in the possession of the Bank to secure payment under this Guaranty. The Guarantor hereby authorizes the Bank, without further notice to anyone, to charge any account of the Guarantor for the amount of any and all Obligations due under this Guaranty, and grants the Bank a contractual right to set off **(without notice or demand)** amounts due hereunder against all depository account balances, cash and other property now or hereafter in the possession of the Bank and the right to refuse to allow withdrawals from any account (collectively "**Setoff**"). This Guaranty is also secured by any and all security interests, pledges, mortgages/deeds of trust (unless securing only a specific obligation other than this Guaranty) or liens now or hereafter in

existence granted to the Bank to secure indebtedness of the Guarantor to the Bank, including without limitation as described in the following documents: Possessory C[illegible]ateral Pledge Agreement dated [illegible]/10

7. **Duration of Guaranty; Revocation; Continuing Obligations.** This is a continuing Guaranty and shall not be revoked by death, dissolution, merger, bankruptcy, incompetency or insolvency of the Guarantor. This Guaranty shall remain in full force and effect with respect to the Guarantor until the Bank receives written notice from the Guarantor revoking this Guaranty as to the Guarantor. In the event that this Guaranty is revoked by the Guarantor, said revocation shall have no effect on the continuing liability of the Guarantor to guarantee unconditionally the prompt payment of all Obligations which are contracted or incurred before the revocation becomes effective, including such prior Obligations which are subsequently renewed, modified or extended after the revocation becomes effective, as well as all extensions of credit made after revocation pursuant to commitments made prior to such revocation. Revocation of this Guaranty by any Guarantor shall not relieve any other Guarantor of any liability hereunder after the effective date of such revocation.

8. **Acceleration of Obligations; Successors; Multiple Guarantors.** If the Guarantor shall die or cease to exist, become the subject of any incompetency proceedings, become the subject of any bankruptcy or insolvency proceedings, or fail to comply with the terms of this Guaranty, any document securing this guaranty or any related document, the Guarantor's liability hereunder to pay the Obligations shall become immediately due and payable whether or not the Obligations are then due and payable by the Borrower or any other guarantor. This Guaranty shall inure to the benefit of the Bank, its successors and assigns and of the holder and owner of any of the Obligations, and shall be binding on heirs, executors, administrators, successors and assigns of the Guarantor. If there is more than one Guarantor, the liability of the Guarantors shall be joint and several, and the reference to the "Guarantor" shall be deemed to refer to all Guarantors.

9. **Severability; Prior Agreements; Amendment.** Invalidity of any provision of this Guaranty shall not affect the validity of any other provision. This Guaranty, the collateral documents securing this Guaranty and the documents evidencing the Obligations contain the entire agreement of the parties regarding this matter; and any prior representations, promises or agreements (whether oral or written) which are not a part of this Guaranty or the documents described above are not enforceable. The terms of this Guaranty may not be altered, amended or waived except by another written agreement signed by the Guarantor and the Bank. Unless specifically limited in scope this Guaranty shall not supersede any earlier guaranty of the Guarantor in which the Bank has an interest nor shall any later guaranty supersede this Guaranty. The effect of any earlier or later guaranty shall be cumulative with this Guaranty.

10. **Copies; Entire Agreement; Modification.** The Guarantor hereby acknowledges the receipt of a copy of this Guaranty. This Guaranty is a "transferable record" as defined in applicable law relating to electronic transactions. Therefore, the holder of this Guaranty may, on behalf of Guarantor, create a microfilm or optical disk or other electronic image of this Guaranty that is an authoritative copy as defined in such law. The holder of this Guaranty may store the authoritative copy of such Guaranty in its electronic form and then destroy the paper original as part of the holder's normal business practices. The holder, on its own behalf, may control and transfer such authoritative copy as permitted by such law.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING, EXPRESSING CONSIDERATION AND SIGNED BY THE PARTIES ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. THE TERMS OF THIS AGREEMENT MAY ONLY BE CHANGED BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE SHALL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN GUARANTOR AND THE BANK. A MODIFICATION OF ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN GUARANTOR AND THE BANK, WHICH OCCURS AFTER RECEIPT BY GUARANTOR OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT. ORAL OR IMPLIED MODIFICATIONS TO SUCH CREDIT AGREEMENTS ARE NOT ENFORCEABLE AND SHOULD NOT BE RELIED UPON.

11. **Governing Law; Jurisdiction.** This Guaranty shall be governed by the internal laws of the State of South Dakota, except to the extent superseded by Federal law. THE GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF THE BANK'S BRANCH WHERE THE LOAN WAS ORIGINATED, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS GUARANTY, THE COLLATERAL, ANY RELATED DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Bank's right to serve process in any manner permitted by law, or limit the Bank's right to bring proceedings against the Guarantor in the competent courts of any other jurisdiction or jurisdictions.

12. **Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, THE GUARANTOR AND THE BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY, ALL DOCUMENTS RELATING TO THIS GUARANTY, THE OBLIGATIONS HEREUNDER OR ANY TRANSACTION ARISING HEREFROM OR CONNECTED HERETO. THE GUARANTOR AND THE BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.**

Dated: JANUARY 20, 2010

(Individual Guarantor)
X [signature]
Guarantor Name Mark Dale Hettinger
X [signature]
Guarantor Name Jerri D Hettinger

N/A
Guarantor Name (Organization)

a ____________________
By ____________________
Name and Title N/A
By ____________________
Name and Title N/A

PURPOSE AND CONSENT. Each Guarantor who is married or in a registered domestic partnership represents that this obligation is incurred in the interest of his or her marriage, domestic partnership or family. The spouse or domestic partner of each Guarantor who has not signed above as a Guarantor consents to the Guarantor entering into this Guaranty, but said spouse or domestic partner of each Guarantor is not a party to this Guaranty.

N/A
Guarantor — Date: ____________

N/A
Guarantor's Spouse or Registered Domestic Partner — Date: ____________

006PC

ADDENDUM TO CONTINUING GUARANTY (UNLIMITED)

This Addendum is made part of the Continuing Guaranty (Unlimited) (the "Agreement") made and entered into by and between the undersigned guarantor (the "Guarantor") and the undersigned bank (the "Bank") as of the date identified below. The warranties, covenants and other terms described below are hereby added to the Agreement.

Financial Information and Reporting. Financial terms used herein which are not specifically defined herein shall have the meanings ascribed to them under generally accepted accounting principles. For any Guarantor who does not have a separate fiscal year end for tax reporting purposes, the fiscal year will be deemed to be the calendar year. Guarantor warrants that all financial information previously provided to Bank or provided to Bank in the future is or will be complete and accurate and prepared in accordance with generally accepted accounting principles and that no material adverse change has occurred in Guarantor's financial condition since such information was provided to Bank. Guarantor covenants and agrees that while the Agreement is in effect, Guarantor shall provide to Bank from time to time upon request any information regarding Guarantor's financial condition which Bank reasonably requests; and without request, Guarantor will provide to Bank the following financial information, in form and content acceptable to Bank:

Annual Financial Statements: Not later than 120 days after the end of each fiscal year, annual personal financial statements, certified by Guarantor to be true, correct and complete.

Tax Returns: Not later than 120 days after the deadline (or extended deadline if Guarantor provides evidence to Bank of such extension) for filing such returns, copies of filed federal tax returns, and state returns if applicable, including all supporting schedules.

Brokerage Statements. Not later than 30 days after the end of each calendar month, account statements from Fidelity Investments and/or such other broker(s) or investment adviser(s) as may be designated by Bank pertaining to such investment/brokerage accounts.

Financial Covenants. Financial terms used herein which are not specifically defined herein shall have the meanings ascribed to them under generally accepted accounting principles. For any Guarantor who does not have a separate fiscal year end for tax reporting purposes, the fiscal year will be deemed to be the calendar year. Guarantor covenants and agrees with Bank that, while this Agreement is in effect, Guarantor (herein referred to as the "**Subject Party**") will maintain the following:

Liquid assets at all times having a value of at least $2,500,000.00.

"**Liquid assets**" shall mean unencumbered assets deemed by Bank in its sole discretion to be liquid.

Dated as of January 20, 2010

(Individual)

X [signature]
Guarantor Name Mark Dale Hettinger

X Jerri D Hettinger
Guarantor Name Jerri D Hettinger

(Non-Individual)

n/a
a/an n/a

By:______________________________
Name and Title n/a

By:______________________________
Name and Title n/a

Agreed to:
U.S. BANK N.A.

By: Wm Gartland VP
Name and Title William P Gartland, Vice President

us bank

Capstone Wealth Management
Brokerage Firm/Financial Institution/Issuer

Attention

1500 Poly Drive #107
Address

Billings, MT 59102
City State Zip

RE: NOTICE OF PLEDGE OF INVESTMENT PROPERTY/SECURITIES ACCOUNT; CONTROL AGREEMENT

ACCOUNT(S) # 671-400734

Mark Dale Hettinger
(the "Customer" and if applicable, the Customer's spouse) has granted to U.S. BANK N.A. (the "Bank") a security interest in and collateral assignment of the following property now and hereafter in your possession and/or control as to Account(s) No. 671-400734: all investment property, certificates of deposit, securities (whether evidenced by a certificate or in book-entry form or otherwise), securities accounts and entitlements, instruments, notes, funds on deposit, and monies (including any property held by third parties), all general intangibles related thereto, all renewals thereof, all substitutions therefor, and all proceeds thereof (including stock splits interest payable, dividends, profits, monies and claims for monies now or hereafter payable with respect to said property) including the property described in Exhibit A hereto. The foregoing is the "Collateral."

The Customer has given the Bank a security agreement which grants the Bank a security interest in and lien on the Collateral. In addition, the Customer has given the Bank all necessary authority to exercise sole and exclusive control of the Collateral, and the Customer has directed you to sign this agreement to further evidence such control of the Collateral. For good and valuable consideration, you hereby unconditionally and irrevocably agree that the Bank has sole and exclusive control over all Collateral now and hereafter existing (including, without limitation, the right to foreclose, sell or transfer any part of the Collateral, and to have the Collateral and/or any financial asset constituting part of the Collateral delivered to or transferred into the name of the Bank at any time); to comply with all instructions originated by the Bank as to the Collateral without the further consent of or notice to the Customer; and to hold the Collateral as possessory agent for Bank. You are directed to send a copy of all account statements and other information relating to the Collateral directly to the Bank at the address shown below (in addition to sending same to the Customer) at no cost to Bank.

Please establish appropriate account blocks and safekeeping procedures to evidence the Bank's security interest and sole control over the Collateral. All charges regarding the Collateral remain the Customer's sole responsibility and should be billed to the Customer. The Customer has no right to institute any trades, sales or other actions with respect to the Collateral, except the Customer may undertake the following activities with respect to the Collateral until you are notified otherwise by the Bank:

(a) Receive cash dividends, interest and/or coupon payments regarding the Collateral and deposit same in a different account; and

(b) Other (if blank, no other activities permitted): ____________

To induce the Bank to rely on the Collateral in making loans and other financial accommodations to the Customer, you hereby irrevocably and unconditionally subordinate to the Bank only any security interest, claim or interest you may have in the Collateral except as follows: (a) any unpaid fees and compensation for your services as broker/dealer with respect to the Collateral up to $500.00; (b) any amount owing to you as a result of the Customer's failure to reimburse you for funds used by you to acquire the Collateral; (c) any amount currently owed to you as an existing margin loan secured by the Collateral (which aggregates $____________ as of the date of this Agreement); and (d) any amounts owed to you as a result of your sale of any Collateral on the Bank's behalf.

In the event that you do not agree to the foregoing, the Customer hereby directs you to transfer the Collateral into an account in name of the Bank with the Bank being sole entitlement holder thereon, to promptly provide the Bank with a written verification of such transfer and new account, and thereafter treat the Bank as the entitlement holder to the Collateral in all respects under the Uniform Commercial Code, as amended from time to time (except as to the reporting of income/losses with regard to the Collateral and all account charges which shall always be attributable to the Customer). Thereafter, please provide Bank with all necessary account statements and other information regarding the Collateral, and provide an informational copy of same to Customer.

Please acknowledge your agreement to the foregoing by signing the acceptance section of this letter and returning it to the Bank, and attaching a current account statement and a description of the Collateral you are holding for the Customer. The parties agree that the laws of Bank's principal place of business govern the parties rights and obligations hereunder, and that no provision of this Agreement may be waived or modified except by a writing signed by you and Bank.

Dated: JANUARY 20, 2010

U.S. BANK N.A.

By: [signature] VP.

Name: William P Gartland

Title: Vice President

Address: U.S. BANK N.A.
COLLATERAL DEPARTMENT
P.O. BOX 3487
OSHKOSH, WI 54903-3487

ACCEPTANCE OF CONTROL AGREEMENT

The foregoing is accepted in its entirety. Please confirm in the space provided below if there are any other existing pledges, liens, adverse claims, or parties claiming control against the Collateral ("Existing Liens").

Brokerage Firm: Capstone Wealth Management

By: [signature]

Title: Principal - Mark Thomas

Date: 2-2-10

Existing Liens: ☐ Yes ☒ No. If yes, please describe: ______

DIRECTION BY CUSTOMER(S)

The undersigned Customer hereby agrees to the foregoing in its entirety; directs that you enter into this agreement with the Bank or transfer the Collateral into an account in name of Bank as sole entitlement holder, and waives any claims against you for complying with the terms of this Agreement or any instructions from the Bank. The undersigned Customer represents to you and the Bank that there are no Existing Liens against the Collateral; acknowledges and represents that the Bank is a protected purchaser under the Uniform Commercial Code, as amended from time to time; that any applicable law relating to the collection of taxes has been complied with; that these directions are genuine and authorized; and the terms of this control agreement do not violate any restrictions on transfer of the Collateral and the transfer is rightful.

(INDIVIDUAL CUSTOMER)

x [signature]

Customer Name Mark Dale Bettinger

______

Customer Name ______

Customer Name (Organization) N/A

a ______

By ______

Name and Title N/A

By ______

Name and Title N/A

usbank

POSSESSORY COLLATERAL PLEDGE AGREEMENT

This Possessory Collateral Pledge Agreement (the "**Agreement**") is made and entered into by the undersigned borrower, guarantor and/or other obligor/pledgor (the "**Debtor**") in favor of U.S. BANK N.A. (the "Bank") as of the date set forth on the last page of this Agreement.

ARTICLE I - COLLATERAL PLEDGE; SECURITY INTEREST; DEFINITIONS

1.1 **Grant of Security Interest/Collateral Pledge.** In consideration of any financial accommodation at any time granted by Bank to Debtor and/or High Plains Gas, LLC (the "**Borrower**") and to secure the Obligations (as defined below) to Bank, Debtor hereby grants to Bank a security interest in and collaterally assigns to Bank the Collateral (defined below). The intent of the parties hereto is that the Collateral secures all Obligations of Debtor and Borrower to Bank, whether or not such Obligations exist under this Agreement or any other agreements between Debtor and Bank (or Borrower and Bank), whether now or hereafter existing, including, without limitation, any note, any loan or security agreement, any lease, any mortgage, any deed of trust, any pledge of an interest in real or personal property, any guaranty, any letter of credit or banker's acceptance, and any other agreement for services, financial accommodations or credit extended by Bank to Debtor and/or Borrower even though not specifically enumerated herein (together and individually, the "**Loan Documents**").

1.2 "**Collateral**" means all of the following whether now owned or existing or hereafter acquired by Debtor (or by Debtor with spouse), (including all documents, general intangibles and books and records relating to the following; and all proceeds, supporting obligations and products of the following) all renewals thereof, substitutions therefor; and all proceeds and supporting obligations thereof (such as stock splits, interest, dividends, profits and monies) **[choose one]**:

[ ] All accounts, instruments, documents, chattel paper, general intangibles, contract rights, investment property (including any securities entitlements and/or securities accounts held by Debtor), certificates of deposit, deposit accounts, and letter of credit rights;

[X] Specific Collateral (the following, whether constituting accounts, instruments, documents, chattel paper, general intangibles, contract rights, investment property, deposit accounts, letter of credit rights or other collateral):
See attached Exhibit A for a further description of Collateral.

Bank may at any time and from time to time file financing and continuation statements and amendments thereto reflecting the same.

1.3 "**Obligations**" means all Debtor's and Borrower's debts (except for consumer credit if Debtor or Borrower is a natural person), liabilities, obligations, covenants, warranties and duties to Bank (plus its affiliates including any credit card debt, but specifically excluding any type of consumer credit), whether now or hereafter existing or incurred, whether liquidated or unliquidated, whether absolute or contingent, whether arising out of the Loan Documents or otherwise, and all other debts and obligations due Bank under any lease, agricultural, real estate or other financing transaction and regardless of whether such financing is related in time or type to the financing provided at the time of grant of this security interest, and regardless of whether such Obligations arise out of existing or future credit granted by Bank to any Debtor, to any Borrower, to any Debtor or any Borrower and others, to others guaranteed, endorsed or otherwise secured by any Debtor or any Borrower, or to any debtor-in-possession or other successor-in-interest of any Debtor or any Borrower and includes principal, interest, fees, expenses and charges relating to any of the foregoing.

1.4 **Other Definitions.** Unless otherwise defined, the terms set forth in this Agreement shall have the meanings set forth in the Uniform Commercial Code as adopted in the Loan Documents and as amended from time to time. The defined terms hereunder shall be interpreted in a manner most favorable to Bank.

ARTICLE II - WARRANTIES AND COVENANTS

In addition to all other warranties, representations and covenants in the Loan Documents which are expressly incorporated herein (except those dealing solely with Borrower described in the Loan Documents, if Debtor and Borrower are different entities) as part of this Agreement and while any part of the credit granted Debtor or Borrower under the Loan Documents is available or any Obligations of Debtor or Borrower to Bank are unpaid or outstanding, Debtor continuously warrants and agrees as follows:

2.1 **Debtor's Name, Location; Notice of Location Changes.** Except as otherwise disclosed to Bank in writing, Debtor's name and organizational structure have remained the same during the past five (5) years. Debtor will continue to use only the name set forth with Debtor's signature unless Debtor gives Bank prior written notice of any change. Furthermore, Debtor shall not do business under another name nor use any trade name without giving ten (10) days prior written notice to Bank. Debtor will not change its status or organizational structure without the prior written consent of Bank. Debtor will not change its location or registration (if Debtor is a registered organization) to another state without prior written notice to Bank.

2.2 **Accuracy of Information/Verifica** . All information, certificates and statements g) to Bank pursuant to this Agreement will be accurate and complete when given. Also, Bank may verify Collateral in any manner and Debtor shall assist Bank in so doing.

2.3 **Organization and Authority.** The execution, delivery and performance of this Agreement and the other Loan Documents to which Debtor is a party: (i) are within Debtor's power; (ii) have been duly authorized by proper corporate, partnership or limited liability company action (if applicable); (iii) do not require the approval of any governmental agency, other entity or person; and (iv) will not violate any law, agreement or restriction by which Debtor is bound. This Agreement is the legal, valid and binding obligation of Debtor, and is enforceable against Debtor in accordance with its terms.

2.4 **Warranty of Title/Status of Collateral.** The Collateral is genuine and Debtor has good title to the Collateral. The Collateral which evidences or constitutes third-party payment obligations to Debtor is fully enforceable in accordance with its terms, and not subject to dispute, setoff, adverse claims, defense, or adjustment by such third party (including any securities intermediary or issuer) except as permitted in writing by Bank. Debtor will promptly provide Bank with written notice of anything that would impair the ability of any third-party obligor as to the Collateral from making payment to Debtor when due. The Collateral is not subject to any restrictions on transfer and/or disposition by Debtor or Bank. Debtor acknowledges that the Collateral constitutes "cash collateral" for purposes of 11 U.S.C. § 363.

2.5 **Ownership; Maintenance of Collateral; Restriction on Liens and Dispositions.** Debtor is the sole owner of the Collateral free of all liens, claims, other encumbrances and security interests except as permitted in writing by Bank. Debtor will: (i) maintain the Collateral, and not permit its value to be impaired; (ii) not permit waste, removal or loss of identity of the Collateral; (iii) keep the Collateral free from all liens, adverse claims, executions, attachments, claims, encumbrances and security interests (other than Bank's sole and paramount security interest and those interests permitted in writing by Bank); (iv) defend the Collateral against all claims and legal proceedings by persons other than Bank; (v) pay and discharge when due all taxes, levies and other charges or fees which may be assessed against the Collateral (except for payment of taxes contested by Debtor in good faith by appropriate proceedings so long as no levy or lien has been imposed upon the Collateral); (vi) not sell or transfer the Collateral to any party; (vii) not permit the Collateral to be used or owned in violation of any applicable law, regulation or policy of insurance; (viii) preserve Bank's rights and security interest in the Collateral against all other parties; and (ix) not make any instructions or entitlement orders which are contrary to the terms of this Agreement. Debtor will promptly deliver to Bank a copy of any notices, statements or communications received by Debtor regarding the Collateral.

2.6 **Maintenance of Security Interest.** Debtor will take any action requested by Bank to preserve the Collateral and to perfect, establish the priority of, continue perfection and enforce Bank's interest in the Collateral and Bank's rights under this Agreement (including the delivery of any stock or bond powers and endorsements deemed necessary by Bank); and Debtor will pay all costs and expenses related thereto. Debtor shall also cooperate with Bank in obtaining control (for purposes of perfection under the Uniform Commercial Code) of Collateral consisting of deposit accounts, investment property, letter of credit rights, electronic chattel paper and any other collateral where Bank may obtain perfection through control. Debtor hereby authorizes Bank to take any and all actions described above and in place of Debtor with respect to the Collateral and hereby ratifies any such actions Bank has taken prior to the date of this Agreement and hereafter, which actions may include, without limitation, filing UCC financing statements and obtaining or attempting to obtain control agreements from holders of the Collateral.

2.7 **Insurance.** Debtor will be responsible for maintaining insurance on the Collateral covering such risks and with such insurers as is usual and customary; and Bank will not be responsible for insuring the Collateral.

2.8 **Delivery of Collateral; Proceeds**

(a) Except as permitted in writing by Bank, all proceeds of, substitutions for and distributions regarding the Collateral received by Debtor will be held by Debtor in express trust for Bank, will not be commingled with any other funds or property of Debtor, and will be turned over to Bank in precisely the form received (but endorsed by Debtor, if necessary) not later than the business day following the day of their receipt by Debtor; and all proceeds of, substitutions for and distributions relating to the Collateral will be held by Bank as Collateral hereunder.

(b) Notwithstanding the provisions of 2.8(a) above and absent a default hereunder, Debtor may retain all regularly scheduled and/or announced cash dividends or distributions paid to Debtor regarding the Collateral.

(c) Debtor will immediately deliver in trust to Bank all original security certificates, safekeeping receipts and all other evidence of ownership and/or title to the Collateral (**"Certificates"**). Furthermore, Debtor agrees to direct, in writing, that all banks and entities holding or controlling any Certificates promptly and directly transmit all such Certificates to Bank.

2.9 **Possessory Agency Agreements; Control Agreements; Collateral in "Street Name".** Upon the request of Bank, Debtor will promptly obtain from any entity holding or controlling any Collateral or Certificates such documents as Bank deems necessary to evidence its security interest in and exclusive possession of such Collateral and Certificates, including, without limitation, an exclusive possessory agency agreement or control agreement satisfactory to Bank; or as to any securities account(s) or security entitlement(s), nominate Bank as sole entitlement holder with respect thereto. Debtor agrees that Bank has control over all investment property pledged by Debtor and directs any securities intermediary (including Bank) and/or issuer to comply with any instructions or entitlement orders of Bank as to the Collateral without further consent of Debtor. In the event Bank also acts in the capacity of a securities intermediary with respect to the Collateral, this Agreement shall give Bank "control" of the Collateral, as that term is defined in the Uniform Commercial Code. If any Collateral is not registered in Debtor's legal name, Debtor will furnish Bank with satisfactory written proof of Debtor's bona fide ownership of same. Upon request of Bank, Debtor will have any Collateral registered in Debtor's legal name at Debtor's expense.

2.10 **Book-Entry Government Sec 'es; U.S. Savings Bonds.** As to any item c' 'ollateral constituting a book-entry U.S. Government security held under the "trea. .y direct" system or any U.S. savings bond, s... items of Collateral will not be deemed acceptable Collateral.

2.11 **Tax Forms.** If requested by Bank, Debtor will complete and deliver to Bank IRS Form W-9 (Payer's Request for Taxpayer Identification Number), or any successor form thereto, for each item of Collateral pledged to Bank and any other informational tax filings required by federal and state taxing authorities with regard to the Collateral.

2.12 **Minimum Collateral Coverage; Acceptable Collateral.** At all times, Debtor will maintain with Bank acceptable Collateral having a market value (as determined by Bank) equal to ___ 100 % of the then outstanding principal amount of the Obligations (the "**Minimum Collateral Coverage**"). In the event Debtor fails to maintain the Minimum Collateral Coverage, Debtor will deliver to Bank additional acceptable Collateral necessary to restore the Minimum Collateral Coverage upon three (3) business days prior written notice from Bank, or Bank may declare Debtor in default hereunder.

2.13 **Regulation U Forms.** If any Collateral is "margin stock" under Regulation U of the Federal Reserve Board, Debtor will deliver to Bank a completed Form U-l satisfactory to Bank upon request.

2.14 **Holding Periods.** If any of the Collateral constituting a "security" under any federal securities laws ("**Securities Collateral**") does not qualify under SEC Rule 144[k] as being held for two (2) years in the hands of Bank at any time, such Securities Collateral will not be deemed to qualify as acceptable Collateral hereunder unless agreed to in writing by Bank (and Bank may require Debtor to provide Bank with Securities Collateral which will meet such qualifications under SEC Rule 144[k]). Debtor will promptly furnish to Bank such information as Bank deems necessary to comply with federal and/or state securities laws as to the holding and disposition of any Collateral, and to determine the status of the Collateral under federal and/or state securities laws (including, without limitation, an opinion of counsel as to the status of the Collateral under federal and state securities laws); all in form satisfactory to Bank and at Debtor's expense.

ARTICLE III - RIGHTS AND DUTIES OF BANK

In addition to all other rights (including setoff) of Bank under the Loan Documents which are expressly incorporated herein as a part of this Agreement, the following provisions will also apply:

3.1 **Authority to Perform for Debtor/Entitlement Holder.** To facilitate Bank's ability to preserve and dispose of the Collateral, Debtor unconditionally appoints any officer of Bank as Debtor's attorney-in-fact (coupled with an interest and irrevocable while any Obligations remain unpaid) to do any of the following upon default by Debtor hereunder (notwithstanding any notice requirements or grace/cure periods under this or any other agreements between Debtor and Bank): to file, endorse the name of Debtor on any Collateral, financing statements, checks, drafts, money orders and insurance claims or payments, and any documents needed to perfect, protect and/or realize upon Bank's interest in the Collateral; to nominate itself as entitlement holder as to any or all of the Collateral; and to do all such other acts and things necessary to carry out Debtor's obligations under this Agreement and the other Loan Documents. All acts taken by Bank pursuant to the above-described authority are hereby ratified and approved, and Bank will not be liable to Debtor for any acts of commission or omission, nor for any errors of judgment or mistakes in undertaking such actions except for Bank's willful misconduct. For good and valuable consideration, Debtor agrees not to assert any claims against any third-party (including any issuer or any securities intermediary) holding Collateral for complying with Bank's requests hereunder, and Debtor waives any claims against such third parties for actions taken at the request of Bank.

3.2 **Collateral Preservation.** Bank will use reasonable care as to any Collateral in its physical possession but in determining such standard of reasonable care, Debtor expressly acknowledges that Bank has no duty to: (i) insure the Collateral against hazards; (ii) protect the Collateral from seizure, levy, lien, claim or conversion by third parties, or acts of God; (iii) give to Debtor any notices, account statements, proxies or communications received by Bank regarding the Collateral; (iv) perfect or continue perfection of any security interest in the Collateral in favor of Debtor; (v) inform Debtor of any decline in the value of the Collateral or the existence of any option or elections with respect to the Collateral; (vi) take any action to invest or manage the Collateral; (vii) exercise, preserve or notify Debtor with respect to any exchanges, puts, calls, redemptions, conversions, maturities, offers, tenders and other rights or requirements regarding the Collateral or Debtor's interest therein; or (viii) sue or otherwise take action to preserve Debtor's or Bank's interest in the Collateral. Notwithstanding any failure by Bank to use reasonable care in preserving the Collateral, Debtor agrees that Bank will not be liable to Debtor for consequential or special damages arising from such failure. The foregoing also apply if Bank is deemed entitlement holder as to any Collateral.

3.3 **Setoff.** As additional security for the payment of the Obligations, Debtor hereby grants to Bank a security interest in, a lien on and an express contractual right to set off against all depository account balances, cash and any other property of Debtor now or hereafter in the possession of Bank and the right to refuse to allow withdrawals from any account (collectively "**Setoff**"). Bank may, at any time upon the occurrence of a default hereunder (notwithstanding any notice requirements or grace/cure periods under this or other agreements between Debtor or Borrower and Bank), Setoff against the Obligations **whether or not the Obligations (including future installments) are then due or have been accelerated, all without any advance or contemporaneous notice or demand of any kind to Debtor, such notice and demand being expressly waived.**

ARTICLE IV - DEFAULTS AND REMEDIES

4.1 **Defaults.** Bank may enforce its rights and remedies under this Agreement upon default. A default shall occur if Debtor fails to comply with the terms of any Loan Documents (including this Agreement or any guaranty by Debtor), a demand for payment is made under a demand loan, or any other obligor fails to comply with the terms of any Loan Documents for which Debtor has given Bank a guaranty or pledge.

4.2 **Termination of Loans; Additiona nk Rights.** Upon the occurrence of any of the nts identified in Section 4.1, Bank may at any time (notwithstanding any notice requirements or grace/cure periods under this or other agreements between Debtor or Borrower and Bank): (i) immediately terminate its obligation, if any, to make additional loans to Debtor and/or Borrower; (ii) Setoff; and/or (iii) take such other steps to protect or preserve Bank's interest in the Collateral; all without demand or further notice of any kind, all of which are hereby waived. In addition to Bank's other rights, Debtor irrevocably appoints Bank as attorney-in-fact, with full power of substitution and revocation, to exercise Debtor's rights to take any action respecting the Collateral or with regard to any issuer or transfer agent of the Collateral thereof as fully as Debtor might do. This proxy remains effective so long as any of the Obligations are unpaid.

4.3 **Acceleration of Obligations.** Upon the occurrence of an event of default as provided in Section 4.1 above and the passage of any applicable cure periods, Bank may at any time thereafter, by written notice to Debtor, declare the unpaid principal balance of any Obligations, together with the interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, to be immediately due and payable; and the unpaid balance will thereupon be due and payable, all without presentation, demand, protest or further notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. Notwithstanding the above, to the extent any of the Obligations referred to herein are payable upon demand, nothing herein will restrict nor negate the demand nature of such Obligations. **Nothing contained in Article IV will limit Bank's right to Setoff as provided in Sections 3.3 and 4.2.**

4.4 **Remedies.** After maturity of any of the Obligations, or a default hereunder or under any of the other Loan Documents, and without notice or demand of any kind, Bank may: (i) transfer any of the Collateral into its name or that of its nominee, or deem itself to be entitlement holder as to any Collateral without notice to or consent of Debtor; (ii) in Debtor's name or otherwise dispose of and/or collect any Collateral by suit or otherwise; or surrender or exchange all or any part of the Collateral; or compromise, extend, renew or modify any obligation evidenced by the Collateral; (iii) exercise all of Debtor's rights as an entitlement holder and/or owner of the Collateral; (iv) dispose of the Collateral as provided for herein and at law; and (v) notify any issuer, transfer agent or securities intermediary, or holder of any Collateral or Certificates of this pledge of the Collateral, and direct such issuer, transfer agent or securities intermediary to comply with all instructions and entitlement orders originated by Bank without further consent of Debtor, and/or deliver directly in trust to Bank any Collateral, Certificates and subsequent shares of stock, dividend payments or other distributions pertaining to the Collateral or arising from Debtor's ownership of the Collateral; and in each case Debtor hereby unconditionally directs such parties to comply with Bank's requests in all respects.

4.5 **Cumulative Remedies; Notice; Waiver.** In addition to the remedies set forth herein, Bank will have all other rights and remedies for default provided by the Uniform Commercial Code, as well as any other applicable law, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO REPOSSESS AND DISPOSE OF THE COLLATERAL WITHOUT JUDICIAL PROCESS. The rights and remedies specified herein are cumulative and are not exclusive of any rights or remedies which Bank would otherwise have. With respect to such rights and remedies:

(a) **Notice of Disposition.** Written notice, when required by law, sent to any address of Debtor in this Agreement or otherwise provided to Bank, at least five (5) calendar days (counting the day of sending) before the date of a proposed disposition of the Collateral will be deemed reasonable notice but less notice may be reasonable under the circumstances;

(b) **Possession of Collateral/Commercial Reasonableness.** Bank shall not, at any time, be obligated to either take or retain possession or control of the Collateral. With respect to Collateral in the possession or control of Bank, Debtor and Bank agree that as a standard for determining commercial reasonableness, (and in addition to the provisions of Section 3.2 above) Bank need not liquidate, collect, sell or otherwise dispose of any of the Collateral if Bank believes, in good faith, that disposition of the Collateral would not be commercially reasonable, would subject Bank to third-party claims or liability, would cause Bank to violate federal or state securities laws, that other potential purchasers could be attracted or that a better price could be obtained if Bank held the Collateral for up to 2 years. Bank may sell Collateral without giving any warranties and may specifically disclaim any warranties of title or the like. Furthermore, Bank may sell the Collateral on credit (and reduce the Obligations only when payment is received from the buyer), at wholesale and/or with or without an agent or broker; Bank need not register any securities collateral under state or federal law; and Bank need not complete, process, or otherwise prepare the Collateral prior to disposition. If the purchaser fails to pay for the Collateral, Bank may resell the Collateral and Debtor shall be credited with the cash proceeds of the sale. Bank may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c) **Waiver by Debtor.** Bank has no obligation and Debtor waives any obligation to attempt to satisfy the Obligations by collecting the obligations from any third parties and Bank may release, modify or waive any collateral provided by any third party to secure any of the Obligations, all without affecting Bank's rights against Debtor. Debtor further waives any obligation on the part of Bank to marshal any assets in favor of Debtor or in payment of the Obligations. Notwithstanding any provisions in this Agreement or any other agreement between Debtor and Bank, Debtor does not waive any statutory rights except to the extent that the waiver thereof is permitted by law.

(d) **Waiver by Bank.** Bank may permit Debtor to attempt to remedy any default without waiving its rights and remedies hereunder, and Bank may waive any default without waiving any other subsequent or prior default by Debtor. Furthermore, delay on the part of Bank in exercising any right, power or privilege hereunder or at law will not operate as a waiver thereof, nor will any single or partial exercise of such right, power or privilege preclude other exercise thereof or the exercise of any other right, power or privilege. No waiver or suspension will be deemed to have occurred unless Bank has expressly agreed in writing to such waiver or suspension.

ARTICLE V - MISCELLANEOUS

5.1 **Relationship to Other Documents.** The warranties, representations, covenants and duties of Debtor (and the rights and remedies of Bank) that are outlined in this Agreement and the other Loan Documents are intended to supplement each other. In the event of any inconsistencies between the terms in the Loan Documents and this Agreement, all such inconsistencies will be construed so as to give Bank the most favorable rights. Furthermore, Debtor and Bank waive any presumption or rule requiring construction of this Agreement against the drafter.

5.2 **Notices.** Notice of any record shall be deemed delivered when the record has been (a) deposited in the United States Mail, postage pre-paid, (b) received by overnight delivery service, (c) received by telex, (d) received by telecopy, (e) received through the Internet, or (f) when personally delivered.

5.3 **Nature of Liability/Successors.** The rights, powers and remedies granted in this Agreement to Bank will extend to Bank's successors, Participants (as defined below) and assigns, and the provisions of this Agreement will be binding upon Debtor and its successors and assigns. All Debtors are jointly and severally liable under this Agreement.

5.4 **Expenses and Attorneys' Fees.** Debtor will reimburse Bank and any participant in the Loan Documents (the "**Participant**") for all fees and out-of-pocket disbursements incurred by Bank and any Participant in connection with: preparation of this Agreement; perfecting, establishing and confirming the priority of Bank's security interest in the Collateral; any confirmations, audits or appraisals of Debtor's business operations and the Collateral; the amendment, administration, defense and enforcement of this Agreement or of any of the other Loan Documents, and any waivers with respect thereto. Debtor also will reimburse Bank and any Participant for all costs of collection, including all attorneys' fees, before and after judgment, and all costs of preservation and/or liquidation of the Collateral.

5.5 **Applicable Law and Jurisdiction; Interpretation and Modification.** This Agreement and all other Loan Documents will be governed by and interpreted in accordance with the laws of the State of South Dakota. Invalidity of any provision of this Agreement will not affect the validity of any other provision. The provisions of this Agreement and the other Loan Documents will not be altered, amended or waived without the express written consent of Bank (and Debtor, when appropriate). DEBTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF BANK'S BRANCH WHERE THE LOAN WAS ORIGINATED, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein will affect Bank's rights to serve process in any manner permitted by law, or limit Bank's right to bring proceedings against Debtor in the competent courts of any other jurisdiction or jurisdictions. This Agreement and any amendments hereto (regardless of when executed) will be deemed effective and accepted only at Bank's main office, and only upon Bank's receipt of the executed originals thereof.

5.6 **Copies; Entire Agreement; Modification.** Debtor hereby acknowledges the receipt of a copy of this Agreement and the other Loan Documents.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING, EXPRESSING CONSIDERATION AND SIGNED BY THE PARTIES ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. DEBTOR AND BANK MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE WILL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER LOAN DOCUMENTS NOW IN EFFECT BETWEEN DEBTOR AND/OR BORROWER AND BANK. A MODIFICATION OF ANY OTHER LOAN DOCUMENTS NOW IN EFFECT BETWEEN DEBTOR AND/OR BORROWER AND BANK, WHICH OCCURS AFTER RECEIPT BY DEBTOR OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT. ORAL OR IMPLIED MODIFICATIONS TO SUCH LOAN DOCUMENTS ARE NOT ENFORCEABLE AND SHOULD NOT BE RELIED UPON.

5.7 **Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, DEBTOR AND BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO ANY OF THE LOAN DOCUMENTS, THIS AGREEMENT, THE OBLIGATIONS THEREUNDER, THE COLLATERAL OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. DEBTOR AND BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.**

5.8 **Attachments. All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Agreement, are hereby expressly incorporated by reference.**

[SIGNATURE(S) ON NEXT PAGE]

IN WITNESS WHEREOF, the undersigned has/have executed this Possessory Collateral Pledge Agreement as of APRIL 23, 2010.

(INDIVIDUAL DEBTOR)	High Plains Gas, LLC Debtor Name (Organization)
	a Wyoming limited liability company
Debtor Name N/A	By [signature]
	Name and Title Mark Dale Hettinger, Member
Debtor Name N/A	By
	Name and Title

1213A

us bank

3310020737

EXHIBIT A

DATED: APRIL 23, 2010

	Description of Collateral (CDs, Notes, Bonds, etc.)	Identification No./Renewal-Expiry Date
1.	Certificate of Deposit issued by U.S. Bank N.A.	375012098626 / Automatic Renewal
2.		
3.		
4.		
5.		
6.		
7.		
8.		

Attach copy of each certificate, safekeeping receipt, bond, stock certificate, etc., identified above.